UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23348

City National Rochdale Strategic Credit Fund

(Exact name of registrant as specified in charter)

400 Park Avenue

New York, New York 10022

(Address of principal executive offices) (Zip code)

Don Andrews

City National Rochdale, LLC

400 Park Avenue

New York, New York 10022

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: May 31, 2021

Date of reporting period: November 30, 2020

Item 1. Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1) is attached hereto.

CITY NATIONAL ROCHDALE STRATEGIC CREDIT FUND

2020 SEMI-ANNUAL REPORT

NOVEMBER 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund (if you hold your shares directly with the Fund), or from your financial intermediary, such as a broker-dealer or bank, (if you hold your shares through a financial intermediary). Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold your shares directly with the Fund, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting the Fund at (888) 889-0799 or, if you hold your shares through a financial intermediary, contacting your financial intermediary.

You may elect to receive all future reports in paper free of charge. If you hold your shares directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by contacting the Fund at (888) 889-0799 or, if you hold your shares through a financial intermediary, by contacting your financial intermediary.

This report and the financial statements contained herein are provided for the general information of the shareholders of the City National Rochdale Strategic Credit Fund. This report is not authorized for distribution to prospective investors in City National Rochdale Strategic Credit Fund unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of the City National Rochdale Strategic Credit Fund are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Strategic Credit Fund Semi-Annual Report

2	Schedule of Investments
7	Statements of Assets and Liabilities
8	Statement of Operations
9	Statements of Changes in Net Assets
10	Statement of Cash Flows
11	Financial Highlights
12	Notes to Financial Statements
27	Disclosure of Fund Expenses

The Fund files its complete schedule of investments with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT within 60 days after the end of the period. The Fund’s Form N-PORT reports are available on the Commission’s website at http://www.sec.gov. The most current Schedule of Investments will be available on the Fund’s website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to the Fund’s portfolio securities is available, and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 will be available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Fund’s website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at www.sec.gov.

City National Rochdale Strategic Credit Fund | PAGE 1

schedule of investments
November 30, 2020 (unaudited)
City National Rochdale Strategic Credit Fund

Description	Face Amount (000)	Value (000)
Asset-Backed Securities [91.0%]
Apidos CLO XXVIII, Ser 2017-28A
0.000%, 01/20/31(A) (B) (C)	$500	$315
Apidos CLO XXVIII, Ser 2017-28A, Cl D
5.718%, VAR ICE LIBOR USD 3 Month+5.500%, 01/20/31(C)	500	460
Barings CLO, Ser 2016-2A, Cl ER
6.718%, VAR ICE LIBOR USD 3 Month+6.500%, 07/20/28(C)	1,000	989
Battalion CLO IX, Ser 2015-9A, Cl ER
6.487%, VAR ICE LIBOR USD 3 Month+6.250%, 07/15/31(C)	655	609
Battalion CLO XI, Ser 2017-11A, Cl E
6.195%, VAR ICE LIBOR USD 3 Month+5.980%, 10/24/29(C)	1,500	1,401
BlueMountain CLO, Ser 2015-2A, Cl ER
5.418%, VAR ICE LIBOR USD 3 Month+5.200%, 07/18/27(C)	2,000	1,672
BlueMountain CLO, Ser 2016-1A, Cl ER
5.768%, VAR ICE LIBOR USD 3 Month+5.550%, 04/20/27(C)	1,000	868
BlueMountain CLO XXII, Ser 2018-22A
0.000%, 07/15/31(A) (B) (C)	3,500	2,135
BlueMountain CLO XXIII, Ser 2018-23A
0.000%, 10/20/31(A) (B) (C)	6,500	4,898
BlueMountain Fuji US CLO II, Ser 2017-2A
0.000%, 10/21/30(A) (B) (C)	1,500	825
BlueMountain Fuji US CLO III, Ser 2017-3A
0.000%, 01/15/30(A) (B) (C)	2,475	1,646
BlueMountain Fuji US CLO III, Ser 2017-3A, Cl D
2.637%, VAR ICE LIBOR USD 3 Month+2.400%, 01/15/30(C)	500	454
Bluemountain Warehouse Investment(A)	3,334	321
Burnham Park CLO, Ser 2016-1A
0.000%, 10/20/29(A) (B) (C)	7,000	3,360
Burnham Park CLO, Ser 2016-1A, Cl ER
5.618%, VAR ICE LIBOR USD 3 Month+5.400%, 10/20/29(C)	750	691
Carlyle Global Market Strategies CLO, Ser 2013-3A, Cl DR
5.737%, VAR ICE LIBOR USD 3 Month+5.500%, 10/15/30(C)	400	316
Carlyle Global Market Strategies CLO, Ser 2014-1A
0.000%, 04/17/25(A) (B) (C)	500	230
Carlyle Global Market Strategies CLO, Ser 2014-1A, Cl ER
5.618%, 04/17/31	1,250	1,046
Carlyle Global Market Strategies CLO, Ser 2015-1A
0.000%, 04/20/27(A) (B) (C)	613	135
Carlyle Global Market Strategies CLO, Ser 2015-2A, Cl DR
4.567%, VAR ICE LIBOR USD 3 Month+4.350%, 04/27/27(C)	1,250	1,079
Carlyle Global Market Strategies CLO, Ser 2016-1A, Cl DR
5.418%, VAR ICE LIBOR USD 3 Month+5.200%, 04/20/27(C)	500	434
Carlyle US CLO, Ser 2015-2A
0.000%, 04/27/27(A) (B) (C)	500	50
Carlyle US CLO, Ser 2017-1A, Cl D
6.218%, VAR ICE LIBOR USD 3 Month+6.000%, 04/20/31(C)	3,300	2,863
Carlyle US CLO, Ser 2017-2A
0.000%, 07/21/31(A) (B) (C)	1,000	450
Carlyle US CLO, Ser 2018-1A
0.000%, 04/21/31(A) (B) (C)	600	324
Carlyle US CLO, Ser 2018-1A, Cl D
5.968%, VAR ICE LIBOR USD 3 Month+5.750%, 04/20/31(C)	1,250	1,062
Cook Park CLO, Ser 2018-1A, Cl E
5.618%, VAR ICE LIBOR USD 3 Month+5.400%, 04/17/30(C)	2,000	1,835

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 2

schedule of investments
November 30, 2020 (unaudited)
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Crown Point CLO IV, Ser 2018-4A, Cl E
5.718%, VAR ICE LIBOR USD 3 Month+5.500%, 04/20/31(C)	$1,000	$863
Dorchester Park CLO DAC, Ser 2015-1A, Cl ER
5.218%, VAR ICE LIBOR USD 3 Month+5.000%, 04/20/28(C)	1,275	1,198
Dryden 30 Senior Loan Fund, Ser 2013-30A, Cl ER
5.971%, VAR ICE LIBOR USD 3 Month+5.750%, 11/15/28(C)	1,000	878
Dryden 33 Senior Loan Fund, Ser 2014-33A, Cl R
0.000%, 10/16/28(A) (B) (C)	700	280
Dryden 75 CLO, Ser 2019-75A
0.000%, 07/16/29(A) (B) (C)	500	391
Dryden 81 CLO Warehouse Investment(A)	4,605	81
Dryden XXV Senior Loan Fund, Ser 2012-25A, Cl ERR
6.057%, VAR ICE LIBOR USD 3 Month+5.820%, 10/15/27(C)	2,780	2,503
Dryden XXVI Senior Loan Fund, Ser 2012-25A, Cl ER
5.777%, VAR ICE LIBOR USD 3 Month+5.540%, 04/15/29(C)	500	457
Flatiron CLO 18, Ser 2018-1A
0.000%, 04/17/31(A) (B) (C)	750	525
Greenwood Park CLO, Ser 2018-1A, Cl E
5.187%, VAR ICE LIBOR USD 3 Month+4.950%, 04/15/31(C)	500	453
GREYWOLF CLO VI, Ser 2018-1A, Cl D
5.965%, VAR ICE LIBOR USD 3 Month+5.750%, 04/26/31(C)	2,750	2,510
GREYWOLF CLO VII, Ser 2018-2A, Cl D
6.148%, VAR ICE LIBOR USD 3 Month+5.930%, 10/20/31(C)	1,000	958
Grippen Park CLO, Ser 2017-1A
0.000%, 01/20/30 (B) (C)	500	300
Highbridge Loan Management, Ser 7A-2015, Cl ER
5.221%, VAR ICE LIBOR USD 3 Month+5.000%, 03/15/27(C)	4,193	3,788
Jackson Mill CLO, Ser 2015-1A, Cl ER
5.237%, VAR ICE LIBOR USD 3 Month+5.000%, 04/15/27(C)	5,000	4,470
Jamestown CLO II, Ser 2013-2A, Cl DR
5.666%, VAR ICE LIBOR USD 3 Month+5.450%, 04/22/30(C)	3,100	2,646
Jay Park CLO, Ser 2016-1A, Cl DR
5.418%, VAR ICE LIBOR USD 3 Month+5.200%, 10/20/27(C)	1,250	1,147
KKR CLO 13, Ser 2015-13A, Cl ER
5.180%, VAR ICE LIBOR USD 3 Month+4.950%, 01/16/28(C)	3,000	2,544
Magnetite VII, Ser 2012-7A, Cl ER2
6.737%, VAR ICE LIBOR USD 3 Month+6.500%, 01/15/28(C)	2,000	1,637
Magnetite XVI, Ser 2015-16A
0.000%, 01/18/28(A) (B) (C)	750	172
Magnetite XX, Ser 2018-20A, Cl E
5.568%, VAR ICE LIBOR USD 3 Month+5.350%, 04/20/31(C)	2,000	1,900
Neuberger Berman CLO XIV, Ser 2013-14A, Cl ER2
6.972%, VAR ICE LIBOR USD 3 Month+6.750%, 01/28/30(C)	1,000	978
Neuberger Berman CLO XX, Ser 2015-20A, Cl ER
5.237%, VAR ICE LIBOR USD 3 Month+5.000%, 01/15/28(C)	4,500	4,263
Neuberger Berman Loan Advisers CLO 26, Ser 2017-26A
0.000%, 10/18/30(A) (B) (C)	800	448
Neuberger Berman Loan Advisers CLO 27, Ser 2018-27A
0.000%, 01/15/30(A) (B) (C)	500	345

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 3

schedule of investments
November 30, 2020 (unaudited)
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Newark BSL CLO 1, Ser 2016-1A, Cl DR
6.467%, VAR ICE LIBOR USD 3 Month+6.250%, 12/21/29(C)	$5,000	$4,893
Oaktree CLO, Ser 2017-1A, Cl DR
5.418%, VAR ICE LIBOR USD 3 Month+5.200%, 10/20/27(C)	500	428
OCP CLO, Ser 2015-8A, Cl D
5.718%, VAR ICE LIBOR USD 3 Month+5.500%, 04/17/27(C)	250	248
Octagon Investment Partners XXIII, Ser 2015-1A, Cl ER
5.987%, VAR ICE LIBOR USD 3 Month+5.750%, 07/15/27(C)	3,695	3,438
OHA Credit Funding 3, Ser 2019-3A, Cl E2
5.718%, VAR ICE LIBOR USD 3 Month+5.500%, 07/20/32(C)	1,800	1,685
OHA Credit Partners VII, Ser 2012-7A, Cl ER
7.724%, VAR ICE LIBOR USD 3 Month+7.500%, 11/20/27(C)	500	475
OHA Credit Partners XII, Ser 2015-12A, Cl ER
5.659%, VAR ICE LIBOR USD 3 Month+5.450%, 07/23/30(C)	1,050	977
Palmer Square CLO, Ser 2015-1A
0.000%, 05/21/27(A) (B) (C)	1,000	479
Palmer Square Loan Funding, Ser 2018-1A, Cl D
4.187%, VAR ICE LIBOR USD 3 Month+3.950%, 04/15/26(C)	500	484
Palmer Square Loan Funding, Ser 2018-2A, Cl D
4.187%, VAR ICE LIBOR USD 3 Month+3.950%, 07/15/26(C)	500	485
Palmer Square Loan Funding, Ser 2018-4A, Cl D
4.471%, VAR ICE LIBOR USD 3 Month+4.250%, 11/15/26(C)	2,250	2,060
Palmer Square Loan Funding, Ser 2020-2A, Cl D
5.718%, VAR ICE LIBOR USD 3 Month+5.500%, 04/20/28(C)	3,000	2,971
Race Point VIII CLO, Ser 2013-8A, Cl ER
7.074%, VAR ICE LIBOR USD 3 Month+6.850%, 02/20/30(C)	2,250	1,803
Regatta VI Funding, Ser 2016-1A, Cl ER
5.218%, VAR ICE LIBOR USD 3 Month+5.000%, 07/20/28(C)	394	381
Regatta VII Funding, Ser 2016-1A, Cl ER
5.177%, VAR ICE LIBOR USD 3 Month+4.950%, 12/20/28(C)	500	466
Regatta XI Funding, Ser 2018-1A
0.000%, 07/17/31(A) (B) (C)	500	319
Shackleton CLO, Ser 2018-12A, Cl E
6.118%, VAR ICE LIBOR USD 3 Month+5.900%, 07/20/31(C)	750	664
Shackleton CLO, Ser 2019-14A
0.000%, 07/22/30(A) (B) (C)	500	354
Sound Point CLO II, Ser 2013-1A, Cl B2R
5.715%, VAR ICE LIBOR USD 3 Month+5.500%, 01/26/31(C)	500	382
Sound Point CLO X, Ser 2015-3A, Cl ER
5.468%, VAR ICE LIBOR USD 3 Month+5.250%, 01/20/28(C)	2,000	1,862
Sound Point CLO XI, Ser 2016-1A
0.000%, 07/20/28(A) (B) (C)	500	155
Sound Point CLO XI, Ser 2016-1A, Cl ER
5.468%, VAR ICE LIBOR USD 3 Month+5.250%, 07/20/28(C)	600	541
Sound Point CLO XII, Ser 2016-2A, Cl ER
7.118%, VAR ICE LIBOR USD 3 Month+6.900%, 10/20/28(C)	2,250	1,987
Sound Point CLO XIX, Ser 2018-1A
0.000%, 04/15/31(A) (B) (C)	500	255

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 4

schedule of investments
November 30, 2020 (unaudited)
City National Rochdale Strategic Credit Fund (continued)

Description	Face Amount (000)	Value (000)
Sound Point CLO XIX, Ser 2018-1A, Cl E
5.887%, VAR ICE LIBOR USD 3 Month+5.650%, 04/15/31(C)	$1,000	$853
Sound Point CLO XVII, Ser 2017-3A
0.000%, 10/21/30(A) (B) (C)	500	260
Sound Point CLO XVIII, Ser 2017-4A, Cl D
5.718%, VAR ICE LIBOR USD 3 Month+5.500%, 01/21/31(C)	2,000	1,712
Sound Point CLO XX, Ser 2018-2A, Cl E
6.215%, VAR ICE LIBOR USD 3 Month+6.000%, 07/26/31(C)	3,250	2,868
Sound Point CLO XXI, Ser 2018-3A
0.000%, 10/27/31(A) (B) (C)	1,000	590
Southwick Park CLO, Ser 2019-4A
0.000%, 07/22/32(A) (B) (C)	2,000	1,470
Steele Creek CLO, Ser 2017-1A, Cl E
6.437%, VAR ICE LIBOR USD 3 Month+6.200%, 10/15/30(C)	1,250	1,019
Steele Creek CLO, Ser 2018-1A, Cl E
5.987%, VAR ICE LIBOR USD 3 Month+5.750%, 04/15/31(C)	4,000	2,984
Stewart Park CLO, Ser 2015-1A, Cl ER
5.517%, VAR ICE LIBOR USD 3 Month+5.280%, 01/15/30(C)	3,500	3,216
Webster Park CLO, Ser 2015-1A, Cl DR
5.718%, VAR ICE LIBOR USD 3 Month+5.500%, 07/20/30(C)	1,000	941
Wellfleet CLO, Ser 2017-3A, Cl D
5.768%, VAR ICE LIBOR USD 3 Month+5.550%, 01/17/31(C)	500	446
York CLO 2, Ser 2015-1A
0.000%, 01/22/31(A) (B) (C)	750	467

Total Asset-Backed Securities
(Cost $115,779)		110,821

Description	Shares	Value (000)
Preferred Stock [0.2%]
Jamestown CLO II, Ser 2013-2A
0.000%, 01/22/25(B)(C)	750	$173

Total Preferred Stock
(Cost $127)		173

Short-Term Investment** [8.7%]
SEI Daily Income Trust Government Fund, Cl F, 0.010%	10,624,882	10,625

Total Short-Term Investment
(Cost $10,625)		10,625

Total Investments [99.9%]
(Cost $126,531)		$121,619

Percentages are based on net assets of $121,764 (000).

**	The rate reported is the 7-day effective yield as of November 30, 2020.

(A)	Level 3 security in accordance with fair value hierarchy.

(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(C)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutions. On November 30, 2020, the value of these securities amounted to $109,546 (000), representing 90.0% of the net assets of the Fund.

Cl — Class

CLO — Collateralized Loan Obligation

DAC — Designated Activity Company

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rates

Ser — Series

USD — U.S. Dollar

VAR — Variable

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 5

schedule of investments
November 30, 2020 (unaudited)
City National Rochdale Strategic Credit Fund (concluded)

The following is a list of the inputs used as of November 30, 2020, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Asset-Backed Securities	$—	$89,541	$21,280	$110,821
Preferred Stock	—	173	—	173
Short-Term Investment	10,625	—	—	10,625
Total Investments in Securities	$10,625	$89,714	$21,280	$121,619

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value as of November 30, 2020 (000):

Asset-Backed Securities
Beginning balance as May 31, 2020	$23,221
Transfers into Level 3	—
Transfers out of Level 3	—
Change in unrealized depreciation	(1,941)
Ending balance as of November 30, 2020	$21,280
Net change in unrealized appreciation attributable to Level 3 securities held at November 30, 2020	$(1,941)

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 6

statements of assets and liabilities (000)
November 30, 2020 (unaudited)

City National Rochdale Strategic Credit Fund
ASSETS:
Cost of securities	$126,531
Investments in securities, at value	$121,619
Interest receivable	727
Prepaid expenses	34
Total Assets	122,380

LIABILITIES:
Payable for investments purchased	300
Payable to custodian	128
Investment advisory fees payable	114
Shareholder servicing fees payable	24
Administration fees payable	10
Payable for trustee fees	1
Accrued expenses	39
Total Liabilities	616
Net Assets	$121,764

NET ASSETS:
Paid-in capital	$115,712
Total distributable earnings	6,052
Net Assets	$121,764

Class 1
Net Assets ($Dollars)	$121,763,620
Total shares outstanding at end of period	11,979,936
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.16

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 7

statement of operations (000)
For the six-month period ended November 30, 2020 (unaudited)

City National Rochdale Strategic Credit Fund
INVESTMENT INCOME:
Interest	$12,682
Dividends	1
Total Investment Income	12,683

EXPENSES:
Investment advisory fees	757
Shareholder servicing fees - Class 1	126
Administration fees	62
Professional fees	58
Registration fees	48
Transfer agent fees	27
Custody fees	5
Printing fees	2
Insurance and other expenses	77
Total Expenses	1,162
Less, waivers and/or reimbursements of:
Investment advisory fees	(178)
Net Expenses	984

Net investment income	11,699
Net realized gain from securities transactions	2,970
Net change in unrealized appreciation on investments	6,500
Net decrease in net assets resulting from operations	$21,169

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 8

statements of changes in net assets (000)
For the six-month period ended November 30, 2020 (unaudited) and the year ended May 31, 2020

	City National Rochdale Strategic Credit Fund	City National Rochdale Strategic Credit Fund
	5/31/20-11/30/20	2020
OPERATIONS:
Net investment income	$11,699	$6,177
Net realized gain (loss) from security transactions	2,970	(1,435)
Net change in unrealized appreciation (depreciation) on investments	6,500	(11,838)
Net increase (decrease) in net assets resulting from operations	21,169	(7,096)
DISTRIBUTIONS:	(4,179)	(4,845)
CAPITAL SHARE TRANSACTIONS:
Class 1
Shares issued	19,512	61,591
Shares reinvested for distributions	2,096	2,693
Shares redeemed	(3,810)	(2,640)
Net increase in net assets from share transactions	17,798	61,644
Total increase in net assets	34,788	49,703

NET ASSETS:
Beginning of period/year	86,976	37,273
End of period/year	$121,764	$86,976

CAPITAL SHARE ISSUED AND REDEEMED:
Class 1
Shares issued	2,097	6,527
Shares reinvested for distributions	229	299
Shares redeemed	(412)	(292)
Net share transactions	1,914	6,534

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 9

statement of cash flows (000)
For the six-month period ended November 30, 2020 (unaudited)

Cash Flows from Operating Activities:
Net Increase in Net Asset Resulting from Operations	$21,169
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to Net Cash used in Operating Activities:
Purchases of investments	(115,835)
Proceeds from disposition of investment securities	86,242
Amortization of premium/accretion of discount on investments, net	(579)
Net realized loss from security transactions	(2,970)
Net change in unrealized depreciation on investments	(6,500)
Increase in interest receivable	(142)
Decrease in receivable for investments sold	7,725
Decrease in prepaid expenses	15
Increase in payable for investment advisory fees	66
Increase in shareholder servicing fees payable	8
Decrease in payable for administration fees	(1)
Decrease in payable for investments purchased	(2,847)
Decrease in accrued expenses	(98)
Net Cash (Used in) Operating Activities	(13,747)

Cash Flows From Financing Activities
Cash distributions paid	$(2,083)
Proceeds from capital shares issued	19,512
Cost of capital shares redeemed	(3,810)
Net Cash Provided by Financing Activities	13,619
Net Change in Cash	(128)
Cash (payable to custodaian) at beginning of period	—
Payable to custodian at end of period	$(128)

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Non-cash Financing Activities not included herein consist of:
Reinvestments of Distributions	$2,693

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 10

financial highlights
For a Share Outstanding Throughout each Year/Period Presented

	Net asset value beginning of year/ period	Net investment income†	Net realized and unrealized gains (loss) on securities	Total from operations	Total dividends and distributions	Net asset value end of year/ period	Total return‡	Net assets end of year/period (000)	Ratio of expenses to average net Assets	Ratio of expenses to average net assets (excluding waivers)	Ratio of net investment income to average net assets	Portfolio turnover rate‡‡
City National Rochdale Strategic Credit Fund
Class 1
2020@	$8.64	$1.07	$0.86	$1.93	$(0.41)	$10.16	22.86%	$121,764	1.95%	2.30%	23.12%	0%
2020	10.55	0.97	(2.06)	(1.09)	(0.82)	8.64	(10.54)	86,976	1.95	2.87	9.42	62
2019*	10.00	0.38	0.28	0.66	(0.11)	10.55	6.65	37,273	1.95	5.69	8.12	19

@	For the six-month period ended November 30, 2020 (unaudited). All ratios have been annualized.

*	The Fund commenced operations on December 19, 2018. All ratios have been annualized.

†	Per share calculations are based on average shares outstanding throughout each period.

‡

Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

‡‡	Portfolio turnover rate is for the period indicated and has not been annualized.

See accompanying notes to financial statements.

City National Rochdale Strategic Credit Fund | PAGE 11

notes to financial statements
November 30, 2020 (unaudited)

1.	ORGANIZATION:

City National Rochdale Strategic Credit Fund (the “Fund”) is a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and was organized on February 26, 2018. The Fund is a continuously offered, non-diversified, closed-end management investment company. The Fund is an interval fund that will offer to make quarterly repurchases of shares at net asset value (“NAV”).

The Fund commenced operations on December 19, 2018. The Fund’s investment adviser, City National Rochdale, LLC (the “Adviser”), a wholly-owned subsidiary of City National Bank, is responsible on a day-to-day basis for investment of the Fund’s portfolio in accordance with its investment objectives and principal investment strategies. The Adviser is registered as an investment adviser with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended.

The Fund’s primary objective is to generate current income; its secondary objective is long-term capital appreciation.

There can be no assurance that the Fund will achieve its objectives. The Fund pursues its investment objectives by investing in a portfolio of debt securities and other credit-related investments including equity tranches of collateralized loan obligations (“CLOs”), equity interests in CLO warehouses, funds that invest primarily in debt securities, and derivatives that have similar economic characteristics to debt securities.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Fund.

Use of Estimates – The Fund is an investment company that conforms with accounting principles generally accepted in the United States of America (“GAAP”). Therefore the Fund follows the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, if the valuation committee for the Fund concludes it approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. Investments in underlying registered investment companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Prices for most securities held by the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with the Fair Value Procedures established by the Adviser and approved by the Board of Trustees (the “Board”). Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; for international securities, market events that occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for

City National Rochdale Strategic Credit Fund | PAGE 12

identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement. Transfers in and out of the levels are recognized at the value at the end of the period.

For the six-months ended November 30, 2020, there have been no changes to the Fund’s fair value methodologies.

The Fund categorizes some of its investments as Level 3. Additionally, an active market does not exist for the Fund’s Investments as of November 30, 2020. There were no unobservable inputs that have been internally developed in determining the fair value of the Fund’s Investments as of November 30, 2020.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining the net realized capital gains or losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Fund are accreted and amortized to maturity using the scientific method, which is not materially different from the effective interest method, and approximates the effective interest method over the holding period of a security.

Collateralized Debt Obligations – To the extent consistent with its investment objectives and strategies, the Fund may invest in collateralized debt obligations (“CDOs”), which include CLOs and other similarly structured securities. CLOs are a type of asset-backed security. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses.

Commitments and Contingencies – In the normal course of business, the Fund enters into contracts that provide general indemnifications by the Fund to the counterparty to the contract. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote. The Fund has determined that none of these arrangements requires disclosure on the Fund’s balance sheet.

Dividends and Distributions to Shareholders – Distributions from net realized capital gains are distributed to shareholders at least annually.

Income Taxes – The Fund intends to continue to qualify as a “regulated investment company” under Sub-chapter M of the Internal Revenue Code of 1986, as amended. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and net capital gains to its shareholders. Accordingly, no provisions for U.S. Federal income taxes would be required.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period.

The Fund recognizes accrued interest and penalties associated with uncertain tax positions. Management has determined that there are no uncertain tax positions for the current tax year. Therefore, there was no income tax related interest and penalties recorded for the six-months ended November 30, 2020.

3.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Administration Agreement dated May 16, 2018, as amended (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Fund’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee based on the average daily net assets of the Fund, subject to a minimum annual fee.

City National Rochdale Strategic Credit Fund | PAGE 13

notes to financial statements
November 30, 2020 (unaudited)

U.S. Bank Global Fund Services (the “Transfer Agent”) serves as the Fund’s Transfer Agent, pursuant to a transfer agency agreement.

The Fund is subject to a shareholder service agreement that subjects the Fund to a fee of 0.25% of its average net assets for shareholder services provided to shareholders of the Fund. Because this fee is paid out of the Fund’s assets, over time the fee will increase the cost of a shareholder’s investment. For the six-months ended November 30, 2020, the Fund incurred $126,159 in shareholder servicing fees.

4.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the advisory agreement between the Fund and the Adviser (the “Advisory Agreement”), the Fund pays the Adviser, as promptly as possible after the last day of each month, a fee for its investment advisory services in the amount of 1.50% of the Fund’s average daily net assets. Pursuant to the investment sub-advisory agreement by and between the Adviser and CIFC Investment Management LLC (the “Sub-Adviser”) (the “Sub-Advisory Agreement”), the Adviser pays the Sub-Adviser out of the advisory fee it receives from the Fund a fee in the amount of 1.25% of the Fund’s average daily net assets.

The Adviser has contractually agreed to waive its management fee and/or reimburse expenses to the extent necessary to ensure that the Fund’s total annual operating expenses will not exceed 1.95% (after fee waivers and/or expense reimbursements, and exclusive of front-end or contingent deferred loads, taxes, interest, brokerage commissions, acquired fund fees or expenses, extraordinary expenses such as litigation expenses, and other expenses not incurred in the ordinary course of the Fund’s business). These arrangements will continue until October 1, 2021, and shall automatically renew for an additional one-year period unless sooner terminated by the Fund or by the Board upon 60 days’ written notice to the Adviser or termination of the advisory agreement between the Fund and the Adviser. The Adviser may recoup fees waived and expenses reimbursed for a period of three years following the date such reimbursement or reduction was made if such recoupment does not cause current expenses to exceed the expense limit for the Fund in effect at the time the expenses were paid/waived or any expense limit in effect at the time of recoupment. For the six-months ended November 30, 2020, the Adviser earned investment advisory fees of $756,952. For this same period, the Adviser waived its investment advisory fee for operating expenses in the amount of $178,214. As of November 30, 2020, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement, were as follows:

Fund	Expiring 2021	Expiring 2022	Expiring 2023	Total
Strategic Credit Fund	$—	$50,020	$358,787	$408,807

5.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the six-months ended November 30, 2020, were as follows:

	Purchases		Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)	U.S. Gov’t (000)	Other (000)
Strategic Credit Fund	$—	$128	$—	$2,416

6.	SHARE CAPITAL:

The Fund was initially capitalized on October 24, 2018, through the sale of 10,000 common shares for $100,000 ($10.00 per share), and these shares are included in the shares issued for the period from December 19, 2018, through May 31, 2019.

The Fund is open to investors and generally accepts orders to purchase shares on a monthly basis. However, the Fund’s ability to accept orders to purchase shares may be limited, including during periods when, in the judgment of the Adviser, appropriate investments for the Fund are not available. All initial investments in the Fund by or through the Adviser, its advisory partners and its advisory affiliates will be subject to a $1,000,000 minimum per registered investment adviser or intermediary.

As an interval fund, the Fund will make periodic offers to repurchase a portion of its outstanding shares at NAV per share. The Fund has adopted a fundamental policy, which cannot be changed without shareholder approval, to make repurchase offers once every three months. The Fund made repurchase offers in August 2019, November 2019, February 2020, May 2020, August 2020, and November 2020.

7.	FEDERAL TAX INFORMATION:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with Federal tax regulations, which may differ from U.S. GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, and undistributed earnings, in the period that the differences arise. Permanent

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differences are primarily attributable to the reclassification of distributions. None of these permanent differences necessitate a charge to the paid in capital account.

The tax character of dividends and distributions declared during the year ended May 31, 2020 and the period ended May 31, 2019, were as follows:

	Ordinary Income (000)	Long-Term Capital Gains (000)	Total (000)
May 31, 2020	$4,844	$—	$4,844
May 31, 2019	205	—	205

As of May 31, 2020, the components of accumulated losses on a tax basis were as follows (000):

Undistributed ordinary income	$1,991
Capital loss carryforwards - short-term	(234)
Capital loss carryforwards - long-term	(985)
Post October losses	(216)
Unrealized appreciation (depreciation)	(11,494)
Total accumulated losses	$(10,938)

For Federal income tax purposes, capital loss carryforwards may be carried forward indefinitely and applied against all future capital gains.

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2019, through May 31, 2020, that, in accordance with U.S. Federal income tax regulations, the Fund has elected to defer and treat as having arisen in the following fiscal year.

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation (depreciation) for tax purposes as of November 30, 2020, for the Fund were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Depreciation (000)
Strategic Credit Fund	$126,231	$8,617	$(13,529)	$(4,912)

Management has analyzed the Fund’s tax positions taken on Federal income tax returns for all open tax years and has concluded that as of November 30, 2020, no provision for income tax would be required in the Fund’s financial statements. The Fund’s Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

8.	CONCENTRATION OF RISK

As with all investment companies, a shareholder of the Fund is subject to the risk that his or her investment could lose money. Many factors affect the Fund’s performance. The Fund is subject to the principal risks disclosed in the Fund’s prospectus among other risks, any of which may adversely affect the Fund’s net asset value and ability to meet its investment objectives. Certain principal risks of investing in the Fund are noted below. A more complete description of risks is included in the Fund’s prospectus and statement of additional information.

General – The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading tool. The Fund is not a complete investment program and should be considered only as an addition to an investor’s existing portfolio of investments. Due to uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objective. In addition, even though the Fund will make periodic offers to repurchase a portion of its outstanding shares to provide some liquidity to shareholders, shareholders should consider the Fund to be an illiquid investment.

Non-diversification risk – The Fund is classified as “non-diversified,” which means that it can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer, and the value of its shares may be more volatile than if it invested more widely.

Debt securities risks – The value of debt securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a debt security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of debt securities owned by the Fund fall, the value of your investment will go down. Below investment grade, high-yield debt securities (commonly known as “junk bonds”) have a higher risk of default and are considered speculative. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness. The Fund has a broad mandate with respect to the type and nature of debt investments in which it may participate.

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notes to financial statements
November 30, 2020 (unaudited)

The Fund has a broad mandate with respect to the type and nature of debt investments in which it may participate. While some of the debt securities in which the Fund will invest may be secured, the Fund also may invest in debt securities that are either unsecured and subordinated to substantial amounts of senior indebtedness, or a significant portion of which may be unsecured. In such instances, the ability of the Fund to influence an issuer’s affairs, especially during periods of financial distress or following an insolvency is likely to be substantially less than that of senior creditors. For example, under terms of subordination agreements, senior creditors are typically able to block the acceleration of the debt or other exercises by the Fund of its rights as a creditor. Accordingly, the Fund may not be able to take the steps necessary to protect its investments in a timely manner or at all. In addition, the debt securities in which the Fund will invest may not be protected by financial covenants or limitations upon additional indebtedness, may have limited liquidity and may not be rated by a credit rating agency.

Creditors of loans constituting the Fund’s assets may seek the protections afforded by bankruptcy, insolvency and other debtor relief laws. Bankruptcy proceedings are unpredictable. Additionally, the numerous risks inherent in the insolvency process create a potential risk of loss by the Fund of its entire investment in any particular investment. Insolvency laws may, in certain jurisdictions, result in a restructuring of the debt without the Fund’s consent under the “cramdown” provisions of applicable insolvency laws and may also result in a discharge of all or part of the debt without payment to the Fund.

Debt securities are also subject to other risks, including (i) the possible invalidation of an investment transaction as a “fraudulent conveyance,” (ii) the recovery of liens perfected or payments made on account of a debt in the period before an insolvency filing as a “preference,” (iii) equitable subordination claims by other creditors, (iv) so called “lender liability” claims by the issuer of the obligations, and (v) environmental liabilities that may arise with respect to collateral securing the obligations. Additionally, adverse credit events with respect to any issuer, such as missed or delayed payment of interest and/or principal, bankruptcy, receivership, or distressed exchange, can significantly diminish the value of the Fund’s investment in any such company. The Fund’s investments in debt securities may be subject to early redemption features, refinancing options, pre-payment options or similar provisions which, in each case, could result in the issuer repaying the principal on an obligation held by the Fund earlier than expected. Accordingly, there can be no assurance that the Fund’s investment objective will be realized.

Interest rate risk – The market prices of securities may fluctuate significantly when interest rates change. When interest rates rise, the value of debt (i.e., fixed income) securities generally falls. Interest rates in the U.S. recently have been historically low, so the Fund faces a heightened risk that interest rates may rise. Continued economic recovery, the end of the Federal Reserve Board’s quantitative easing program, and an increased likelihood of a rising interest rate environment increase the risk that interest rates will continue to rise in the near future. A general rise in interest rates may cause investors to move out of debt securities on a large scale, which could adversely affect the price and liquidity of debt securities. A change in interest rates will not have the same impact on all debt securities. Generally, the longer the maturity (i.e., measure of time remaining until the final payment on a security) or duration (i.e., measure of the underlying portfolio’s price sensitivity to changes in prevailing interest rates) of a debt security, the greater the impact of a rise in interest rates on the security’s value. For example, if interest rates increase by 1%, the value of the Fund’s portfolio with a portfolio duration of ten years would be expected to decrease by 10%, all other things being equal. In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction.

Although CLOs are generally structured to mitigate the risk of interest rate mismatch, there may be some difference between the timing of interest rate resets on the assets and liabilities of a CLO. Such a mismatch in timing could have a negative effect on the amount of funds distributed to CLO investors. In addition, CLOs may not be able to enter into hedge agreements, even if it may otherwise be in the best interests of the CLO to hedge such interest rate risk.

Rising interest rates can lead to increased default rates in CLOs and for floating rate securities, as borrowers under floating rate loans and issuers of floating rate securities find themselves faced with higher payments. Unlike fixed rate securities, floating rate securities generally will not increase in value if interest rates decline. Changes in interest rates also will affect the amount of interest income the Fund earns on its CLO and floating rate investments.

Credit risk – If an issuer or guarantor of a security held by the Fund or a counterparty to a financial contract with the Fund defaults on its obligation to pay principal and/ or interest, has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines, the value of your investment will decline. In addition, the Fund may incur expenses to protect the Fund’s interest in securities experiencing these events. A security may change in price for a variety of reasons. For example, floating rate securities may have final maturities of ten or more years, but their effective durations will tend to be very short. If there is an adverse credit

City National Rochdale Strategic Credit Fund | PAGE 16

event, or a perceived change in the issuer’s creditworthiness, these securities could experience a far greater negative price movement than would be predicted by the change in the security’s yield in relation to their effective duration. The Fund evaluates the credit quality of issuers and counterparties prior to investing in securities. Credit risk is broadly gauged by the credit ratings of the securities in which the Fund invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality. Securities rated in the lowest category of investment grade (Baa/BBB) may possess certain speculative characteristics.

Prepayment or call risk – Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Fund would be forced to reinvest prepayment proceeds at a time when yields or securities available in the market are lower than the yield on the prepaid security. The Fund may also lose any premium it paid on the security.

Extension risk – When interest rates rise, repayments of debt securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these debt securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the Fund’s NAV to be more volatile.

Risks relating to collateralized loan obligations – In the case of most CLOs, the structured finance securities are issued in multiple tranches, offering investors various maturity and credit risk characteristics, often categorized as senior, mezzanine and subordinated/equity according to their degree of risk. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches have a priority in right of payment to subordinated/equity tranches. CLOs may therefore present risks similar to those of other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs depending upon the Fund’s ranking in the capital structure. Investments in structured vehicles, including equity and junior debt tranches of CLOs, involve risks, including credit risk and market risk. Changes in interest rates and credit quality may cause significant price fluctuations.

In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including: (i) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) investments in CLO equity and junior debt tranches will likely be subordinate in right of payment to other senior classes of CLO debt; and (iv) the complex structure of a particular security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLO may cause payments on the instruments held by the Fund to be reduced, either temporarily or permanently. CLOs also may be subject to prepayment risk. Further, the performance of a CLO may be adversely affected by a variety of factors, including the security’s priority in the capital structure of the issuer thereof, the availability of any credit enhancement, the level and timing of payments and recoveries on and the characteristics of the underlying receivables, loans or other assets that are being securitized, remoteness of those assets from the originator or transferor, the adequacy of and ability to realize upon any related collateral and the capability of the servicer of the securitized assets. There are also the risks that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO.

The complex structure of CLO securities may produce unexpected investment results, especially during times of market stress or volatility. The complexity of CLOs and related investments gives rise to the risk that investors, parties involved in their creation and issuance, and other parties with an interest in them may not have the same understanding of how these investments behave, or the rights that the various interested parties have with respect to them. Furthermore, the documents governing these investments may contain some ambiguities that are subject to differing interpretations. Even in the absence of such ambiguities, if a dispute were to arise concerning these instruments, there is a risk that a court or other tribunal might not fully understand all aspects of these investments and might rule in a manner contrary to both the terms and the intent of the documents. Therefore, the Fund cannot be fully assured that it will be able to enjoy all of the rights that it expects to have when it invests in CLOs and related investments.

Investing in securities of CLOs involves the possibility of investments being subject to potential losses arising from material misrepresentation or omission on the part of borrowers whose loans make up the assets of such entities. Such inaccuracy or incompleteness may adversely affect the valuation of the receivables or may adversely affect the ability of the relevant entity to perfect or effectuate a lien on the collateral securing its assets. The CLOs in which the Fund invests will rely upon the accuracy and completeness of representations made by the underlying borrowers to the extent reasonable, but cannot guarantee such accuracy or completeness. The quality of the Fund’s investments in CLOs is subject to the accuracy of representations made by the underlying borrowers and issuers. In addition, the Fund is subject to the risk that the systems used

City National Rochdale Strategic Credit Fund | PAGE 17

notes to financial statements
November 30, 2020 (unaudited)

by the originators of CLOs to control for accuracy are defective. Under certain circumstances, payments to the Fund may be reclaimed if any such payment or distribution is later determined to have been a fraudulent conveyance or a preferential payment.

CLOs typically will have no significant assets other than the assets underlying such CLOs, including, but not limited to, secured loans, leveraged loans, project finance loans, unsecured loans, cash collateralized letters of credit and other asset-backed obligations, and/or instruments (each of which may be listed or unlisted and in bearer or registered form) that serve as collateral. Payments on the CLO securities are and will be payable solely from the cash flows from the collateral, net of all management fees and other expenses.

The failure by a CLO in which the Fund invests to satisfy financial covenants, including with respect to adequate collateralization and/or interest coverage tests, could lead to a reduction in its payments to the Fund. In the event that a CLO fails certain tests, holders of CLO senior debt may be entitled to additional payments that would, in turn, reduce the payments the Fund would otherwise be entitled to receive. Separately, the Fund may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting CLO or any other investment the Fund may make. If any of these occur, it could materially and adversely affect the Fund’s returns.

The leveraged nature of CLOs magnifies the adverse impact of loan defaults. CLO investments represent a leveraged investment with respect to the underlying loans. As a result, changes in the market value of the CLO investments could be greater than the change in the market value of the underlying loans (which are subject to credit, liquidity and interest rate risk) and any event that negatively impacts an underlying investment could result in a substantial loss that would not be as substantial if the investment were not leveraged. The leverage varies depending on the seniority of the tranche. Equity tranches typically have leverage in excess of ten times.

The loans or bonds underlying CLOs typically have floating interest rates. A rising interest rate environment may increase loan defaults, resulting in losses for the CLOs and the Fund. Further, a general rise in interest rates will increase the financing costs of the CLOs. However, since many of the senior secured loans within a CLO have LIBOR floors, there may not be corresponding increases in investment income constraining distributions to investors in the CLO.

The CLO equity and junior debt tranches that the Fund expects to acquire will be subordinated to, and will rank behind, more senior tranches of CLO debt. As such, CLO equity and junior debt tranches are subject to increased risks of default and greater risk of loss of all or a portion of their value relative to the holders of superior priority interests in the same CLO. In addition, at the time of issuance, CLO equity tranches are typically under-collateralized in that the liabilities of a CLO at inception frequently exceed its total assets. The Fund expects to often be in a first loss or subordinated position with respect to realized losses on the assets of the CLOs in which it is invested.

If an event of default occurs under an indenture, loan agreement or other document governing a Fund investment, the holders of a majority of the most senior class of outstanding notes or loans issued by such investment generally will be entitled to determine the remedies to be exercised under the indenture, loan agreement or other governing document. These remedies, which may include the sale and liquidation of the assets underlying the investment, could be adverse to the interests of the Fund in CLO equity or junior debt tranches. As a holder of an investment in CLO equity or junior debt tranches, the Fund typically will have no rights under the indenture, loan agreement or other document governing an investment and will not be able to exercise any remedies following an event of default as long as any more senior notes or loans are outstanding, nor will the Fund receive any payments after an event of default until the more senior notes or loans and certain other amounts have been paid in full.

Between the closing date and the effective date of a CLO, the CLO collateral manager will generally expect to purchase additional collateral obligations for the CLO. During this period, the price and availability of these collateral obligations may be adversely affected by a number of market factors, including price volatility and availability of investments suitable for the CLO, which could hamper the ability of the collateral manager to acquire a portfolio of collateral obligations that will satisfy specified concentration limitations and allow the CLO to reach the target initial par amount of collateral prior to the effective date. An inability or delay in reaching the target initial par amount of collateral may adversely affect the timing and amount of interest or principal payments received by the holders of the CLO debt securities and distributions on the CLO equity securities and could result in early redemptions which may cause CLO debt and equity investors to receive less than face value of their investment.

CLOs typically obtain financing at a floating rate based on LIBOR. Regulators and law-enforcement agencies from a number of governments, including entities in the United States, Japan, Canada and the United Kingdom, have conducted or are conducting civil and criminal investigations into whether the banks that contribute to the British Bankers’ Association (the “BBA”) in connection with the calculation of daily LIBOR

City National Rochdale Strategic Credit Fund | PAGE 18

may have been under-reporting or otherwise manipulating or attempting to manipulate LIBOR. Several financial institutions have reached settlements with the U.S. Commodity Futures Trading Commission (the “CFTC”), the U.S. Department of Justice Fraud Section and the United Kingdom Financial Services Authority in connection with investigations by such authorities into submissions made by such financial institutions to the bodies that set LIBOR and other interbank offered rates. In such settlements, such financial institutions admitted to submitting rates to the BBA that were lower than the actual rates at which such financial institutions could borrow funds from other banks. Additional investigations remain ongoing with respect to other major banks. There can be no assurance that there will not be additional admissions or findings of rate-setting manipulation or that manipulations of LIBOR or other similar interbank offered rates will not be shown to have occurred.

On February 1, 2014, ICE Benchmark Administration Limited (formerly NYSE Euronext Rate Administration Limited) assumed the administration of LIBOR from the BBA. Any new administrator of LIBOR may make methodological changes to the way in which LIBOR is calculated or may alter, discontinue or suspend calculation or dissemination of LIBOR. Any of such actions or other effects from the ongoing investigations could adversely affect the liquidity and value of the Fund’s investments. Further, additional admissions or findings of manipulation may decrease the confidence of the market in LIBOR and lead market participants to look for alternative, non-LIBOR based types of financing, such as fixed rate loans or bonds or floating rate loans based on non-LIBOR indices. An increase in alternative types of financing at the expense of LIBOR-based CLOs may impair the liquidity of the Fund’s investments. Additionally, it may make it more difficult for CLO issuers to satisfy certain conditions set forth in a CLO’s offering documents.

In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR, although it is possible that all or a part of this phase out may be delayed. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Risks related to warehousing – The Fund may use a portion of the net proceeds from the offering to purchase Warehouse Investments. A Warehouse Investment generally bears the risk that (i) the warehoused assets (typically primarily senior secured corporate loans) will drop in value during the warehousing period, (ii) certain of the warehoused assets default or for another reason are not permitted to be included in a CLO and a loss is incurred upon their disposition, and (iii) the anticipated CLO is delayed past the maturity date of the related Warehouse Facility or does not close at all, and, in either case, losses are incurred upon disposition of all of the warehoused assets. In the case of (iii), a particular CLO may not close for many reasons, including as a result of a market-wide material adverse change, a manager-related material adverse change or the discretion of the manager or the underwriter.

There can be no assurance that a CLO related to each such Warehouse Investment will be consummated. In the event a planned CLO is not consummated, the Warehouse investors (which may include the Fund) may be responsible for either holding or disposing of the warehoused assets. Because leverage is typically utilized in Warehouses, the potential risk of loss will be increased for the Warehouse investors. This could expose the Fund to losses, including in some cases a complete loss of all capital invested in the Warehouse Investment.

The Fund may be an investor in Warehouse Investments, and also an investor in CLOs that acquire Warehouse assets, including from Warehouses in which any of the Fund, other clients of the Sub-Adviser or the Sub-Adviser has directly or indirectly invested. This involves certain conflicts and risks.

The Warehouse Investments represent leveraged investments in the underlying assets of a Warehouse. Therefore, the NAV of a Warehouse Investment is anticipated to be affected by, among other things, (i) changes in the market value of the underlying assets of the Warehouse; (ii) distributions, defaults, recoveries, capital gains, capital losses and prepayments on the underlying assets of the Warehouse; and (iii) the prices, interest rates and availability of eligible assets for reinvestment. Due to the leveraged nature of a Warehouse Investment, a significant portion (and in some circumstances all) of the Warehouse Investments made by the Fund may not be repaid.

Risk Retention Vehicle risks – The Fund may invest in CLO debt and equity tranches and Warehouse Investments directly or indirectly through an investment in U.S. and/or

City National Rochdale Strategic Credit Fund | PAGE 19

notes to financial statements
November 30, 2020 (unaudited)

European vehicles (“Risk Retention Vehicles”) established for the purpose of satisfying U.S. and/or E.U. regulations that require eligible risk retainers to purchase and retain specified amounts of the credit risk associated with certain CLOs, which vehicles themselves are invested in CLO securities, Warehouse Investments, and/or Senior Secured Obligations. Given the relatively recent adoption of the U.S. retention requirements and the European retention requirements, there can be no guarantee that a liquid market in Risk Retention Vehicle interests will develop or be sustained or that such interests will trade at prices close to their NAVs, nor can there be any guarantee that such structures will satisfy the applicable U.S. retention requirements and/or European retention requirements. In addition, due to, inter alia, the evolving regulatory environment, there may be a limited number of holders of interests in any one Risk Retention Vehicle, which may mean that there is limited liquidity in such interests which may affect: (i) a holder’s (including the Fund’s) ability to realize some or all of their investment; (ii) the price at which a holder (including the Fund) can effect such realization; and/or (iii) the price at which such interests trade in the secondary market; accordingly, the Fund may be unable to realize its investment in Risk Retention Vehicles at such investment’s NAV or at all. Moreover, no indenture is likely to govern the Risk Retention Vehicles, and there are likely to be limited protections and no diversification requirements governing the investments held by the Risk Retention Vehicles.

In addition, Risk Retention Vehicles complying with the European retention requirements will, in addition to CLO equity and mezzanine tranches and Warehouse Investments, hold other investments directly, such as corporate loans and secured bonds, and will therefore be subject to the risks related to such investments.

Risks of holding a minority position – The Fund may hold a non-controlling interest in any CLO issuer, Warehouse Investment or Risk Retention Vehicle and, therefore, in such case, would have limited voting power with respect to such interest and the underlying assets and a limited ability to influence the management of any such investment. For example, one or more other holders of CLO equity may control the vote of the CLO equity in the underlying CLO, which typically includes the ability to cause the underlying CLO to optionally redeem (following the expiration of applicable noncall periods) its CLO securities, including its CLO equity and mezzanine tranches, to refinance certain tranches of its CLO securities and to make other material decisions that may affect the value of the CLO equity and mezzanine tranches, which could adversely impact returns to investors in the Fund.

Risk of limited transparency of investments – The Fund’s investments in CLO vehicles and other investments may be riskier and less transparent to the Adviser, the Sub-Adviser, the Fund and fund investors than direct investments in the underlying companies. There may be less information available to the Adviser and Sub-Adviser regarding the underlying debt investments held by certain CLO vehicles than if the Fund had invested directly in the debt of the underlying companies. In particular, the collateral manager may have no obligation to keep the Adviser, the Sub-Adviser or the Fund (or other holders of investments) informed as to matters relating to the collateral obligations, with limited exceptions. Particularly in the case of CLOs managed by parties other than CIFC, the Sub-Adviser is unlikely to know the details of the underlying assets of the CLO vehicles in which the Fund will invest.

In addition, the accounting and tax implications of the investments are complicated. In particular, reported earnings from the equity tranches of CLO issuers are recorded under generally accepted accounting principles based upon a constant yield calculation. Current taxable earnings on these investments, however, will generally not be determinable until after the end of the fiscal year of each individual issuer that ends within the Fund’s fiscal year, even though the investments are generating cash flow. In general, the tax treatment of these investments may result in higher distributable earnings taxable as ordinary income in the initial years of an investment in a CLO issuer and a capital loss at maturity, while for other reporting purposes the totality of cash flows is reflected in a constant yield to maturity.

Structured investments risk – The Fund may invest in structured products, including, structured notes, credit-linked notes and other types of structured products. Holders of structured products bear risks of the underlying investments, index or reference obligation and are subject to counterparty risk. The Fund may have the right to receive payments only from the structured product, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. While certain structured products enable the investor to acquire interests in a pool of securities without the brokerage and other expenses associated with directly holding the same securities, investors in structured products generally pay their share of the structured product’s administrative and other expenses. Although it is difficult to predict whether the prices of indices and securities underlying structured products will rise or fall, these prices (and, therefore, the prices of structured products) are generally influenced by the same types of political and economic events that affect issuers of securities and capital markets generally. If the issuer of a structured product uses shorter term financing to purchase longer term securities, the issuer may be forced to sell its securities at below market prices if

City National Rochdale Strategic Credit Fund | PAGE 20

it experiences difficulty in obtaining such financing, which may adversely affect the value of the structured products owned by the Fund. Structured products generally entail risks associated with derivative instruments. Structured instruments may behave in ways not anticipated by the Fund, or they may not receive tax, accounting or regulatory treatment anticipated by the Fund.

Risks of subordinated securities – A holder of securities that are subordinated or “junior” to more senior securities of an issuer is entitled to payment after holders of more senior securities of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time. As a result, even a perceived decline in creditworthiness of the issuer is likely to have a greater impact on them.

Floating rate instrument risks – Floating rate loans and similar investments may be illiquid or less liquid than other investments. Market quotations for these securities may be volatile and/or subject to large spreads between bid and ask prices. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended trade settlement periods. In particular, loans may take longer than seven days to settle, potentially leading to the sale proceeds of loans not being available to meet redemptions for a substantial period of time after the sale of the loans. To the extent that sale proceeds of loans are not available, the Fund may sell securities that have shorter settlement periods or may access other sources of liquidity to meet redemption requests. Loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections afforded by federal securities laws.

Risks of inverse floating rate obligations – The interest rate on inverse floating rate obligations will generally decrease as short-term interest rates increase, and increase as short-term rates decrease. Due to their leveraged structure, the sensitivity of the market value of an inverse floating rate obligation to changes in interest rates is generally greater than a comparable long-term bond issued by the same issuer and with similar credit quality, redemption and maturity provisions. Inverse floating rate obligations may be volatile and involve leverage risk.

Below investment grade securities and unrated securities risk – Below investment grade debt securities, which are commonly called “junk” bonds, are rated below BBB- by S&P or Baa3 by Moody’s, or have comparable ratings by another rating organization. Debt securities rated below investment grade, called “junk” bonds, are speculative, have a higher risk of default or are already in default, tend to be less liquid and are more difficult to value than higher grade securities. For example, under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer, and certain securities in the Fund’s portfolio may become illiquid or less liquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell these securities only at prices lower than if such securities were widely traded. Junk bonds tend to be volatile and involve a greater risk of default and their prices are generally more volatile and sensitive to actual or perceived negative developments, such as a decline in the issuer’s revenues or revenues of underlying borrowers or a general economic downturn, than are the prices of higher grade securities. These risks are more pronounced for securities that are already in default. Debt securities in the lowest investment grade category also may be considered to possess some speculative characteristics by certain rating agencies. An economic downturn could severely affect the ability of issuers (particularly those that are highly leveraged) to service their debt obligations or to repay their obligations upon maturity.

Leveraging risk – The value of your investment may be more volatile and other risks tend to be compounded if the Fund borrows or when it has exposure to CLOs, structured instruments or other investments that have embedded leverage. Leverage generally magnifies the effect of any increase or decrease in the value of the Fund’s underlying assets and creates a risk of loss of value on a larger pool of assets than the Fund would otherwise have, potentially resulting in the loss of all assets. Engaging in such transactions may cause the Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations or meet segregation requirements. During periods in which the Fund is using leverage, the fees paid to the Adviser for its investment advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s average total assets.

Liquidity risk – Liquidity risk exists when particular investments are impossible or difficult to sell. Liquid investments may become illiquid after purchase by the Fund, particularly during periods of market turmoil. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. High-yield investments, including collateral held by CLOs in which the Fund invests, generally have limited liquidity. Other investments that the Fund may purchase in privately negotiated transactions may also be illiquid or subject to legal restrictions on their transfer. When the Fund holds illiquid investments, the

City National Rochdale Strategic Credit Fund | PAGE 21

notes to financial statements
November 30, 2020 (unaudited)

portfolio may be harder to value, especially in changing markets, and if the Fund is forced to sell these investments to meet its cash needs, the Fund may suffer a loss.

In addition, when there is illiquidity in the market for certain investments, the Fund, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector. Further, certain securities, once sold, may not settle for an extended period (for example, several weeks or even longer). The Fund will not receive its sales proceeds until that time, which may constrain the Fund’s ability to meet its obligations (including obligations to redeeming shareholders).

Valuation risk – The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, that are priced based upon valuations provided by third party pricing services that use matrix or evaluated pricing systems, or that are valued using a fair value methodology. Investors who purchase shares or have their shares repurchased on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher proceeds than they would have received if the Fund had not fair-valued securities or had used a different valuation methodology. The Fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

When market quotations are not readily available or are deemed to be unreliable, the Fund values its investments at fair value as determined in good faith pursuant to policies and procedures approved by the Board. Fair value pricing may require subjective determinations about the value of a security or other asset. As a result, there can be no assurance that fair value pricing will result in adjustments to the prices of securities or other assets, or that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security or other asset will be materially different from quoted or published prices, from the prices used by others for the same security or other asset and/or from the value that actually could be or is realized upon the sale of that security or other asset.

Market risk – The market prices of the Fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates or currency rates, lack of liquidity in the markets or adverse investor sentiment. Adverse market conditions may be prolonged and may not have the same impact on all types of securities. Market prices of securities also may go down due to events or conditions that affect particular sectors, industries or issuers. When market prices fall, the value of your investment will go down. The Fund may experience a substantial or complete loss on any individual security.

In the past decade, financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers defaulted on, or were forced to restructure, their debts. These market conditions may continue, worsen or spread. Events that have contributed to these market conditions include, but are not limited to major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment. The European Union has experienced increasing stress for a variety of reasons, including economic downturns in various member countries. The United Kingdom recently withdrew from the European Union (commonly referred to as “Brexit”). The political, regulatory, and economic consequences of Brexit are uncertain, and the ultimate ramifications may not be known for some time. Additional members of the European Union could do the same, and the impact of these conditions and events is not yet known.

Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation, and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may be negatively affected.

An outbreak of a respiratory disease caused by a novel coronavirus (known as COVID-19) has resulted in a global pandemic and has caused major disruptions to economies and markets around the world, including the United States. Financial markets experienced and may continue to experience extreme volatility and severe losses, and trading in many instruments was and may continue to be disrupted as a result. Liquidity for many instruments was and may continue to be greatly reduced for extended periods of time. Some interest rates are very low and in some cases yields are negative. Governments and central banks, including the Federal Reserve in the United States, have

City National Rochdale Strategic Credit Fund | PAGE 22

taken extraordinary and unprecedented actions to support local and global economies and the financial markets. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers. Other market events like the COVID-19 outbreak may cause similar disruptions and effects.

Regulatory risk – Legal, tax, and regulatory changes could occur and may adversely affect the Fund and its ability to pursue its investment strategies and/or increase the costs of implementing such strategies. New (or revised) laws or regulations may be imposed by the CFTC, the SEC, the U.S. Internal Revenue Service (“IRS”), the Federal Reserve or other banking regulators, other governmental regulatory authorities or self-regulatory organizations that supervise the financial markets that could adversely affect the Fund. In particular, these agencies are implementing a variety of new rules pursuant to financial reform legislation in the United States. The EU (and some other countries) is implementing similar requirements. The Fund also may be adversely affected by changes in the enforcement or interpretation of existing statutes and rules by these governmental regulatory authorities or self-regulatory organizations.

Reinvestment risk – Income from the Fund’s portfolio will decline if and when the Fund invests the proceeds from matured, traded or called debt obligations at market interest rates that are below the portfolio’s current earnings rate. For instance, during periods of declining interest rates, an issuer of debt obligations may exercise an option to redeem securities prior to maturity, forcing the Fund to invest in lower-yielding securities. The Fund also may choose to sell higher yielding portfolio securities and to purchase lower yielding securities to achieve greater portfolio diversification, because the portfolio managers believe the current holdings are overvalued or for other investment-related reasons. A decline in income received by the Fund from its investments is likely to have a negative effect on dividend levels and/or the Fund’s NAV.

Management and operational risk – The Fund is subject to the risk that the Sub-Adviser’s judgments and decisions may be incorrect or otherwise may not produce the desired results. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, is incorrect. The Fund may also suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by the Sub-Adviser, if such tools, resources or data are used incorrectly, fail to produce the desired results or otherwise do not work as intended, or if the Sub-Adviser’s allocation techniques or investment style are out of favor or otherwise fail to produce the desired results. The Fund’s investment strategies designed by the Adviser and the Sub-Adviser may not work as intended. In addition, the Fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the Adviser or the Sub-Adviser and could have an adverse effect on the value or performance of the Fund. Any of these things could cause the Fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

The Fund also is subject to the risk of loss as a result of other services provided by the Adviser, the Sub-Adviser and other service providers, including pricing, administrative, accounting, tax, legal, custody, transfer agency and other services.

Operational risk includes the possibility of loss caused by inadequate procedures and controls, human error and cyber-attacks, disruptions and failures affecting, or by, a service provider. For example, trading delays or errors (both human and systematic) could prevent the Fund from benefiting from potential investment gains or avoiding losses.

Cybersecurity risk – Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser, and/or other service providers (including custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality. A cybersecurity incident may disrupt the processing of shareholder transactions, impact the Fund’s ability to calculate its net asset values, and prevent shareholders from redeeming their shares. Issuers of securities in which the Fund invests are also subject to cybersecurity risks, and the value of those securities could decline if the issuers experience cybersecurity incidents.

Focused investment risk – To the extent that the Fund focuses its investments in a particular industry, the value of the Fund’s shares will be more susceptible to events or factors affecting companies in that industry. These may include, but are not limited to, governmental regulation, inflation, rising interest rates, cost increases in raw materials, fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, competition from new entrants, high research and development costs, increased costs associated with compliance with environmental or other regulation and other economic, market, political or other

City National Rochdale Strategic Credit Fund | PAGE 23

notes to financial statements
November 30, 2020 (unaudited)

developments specific to that industry. Similarly, to the extent that the CLO vehicles in which the Fund invests have loan portfolios that are concentrated in a limited number of industries or borrowers, a downturn in such industries or with respect to such borrowers may subject the vehicles, and in turn the Fund, to a risk of significant loss and could significantly impact the aggregate returns the Fund realizes. If an industry in which a CLO vehicle is heavily exposed suffers from adverse business or economic conditions, the Fund’s investment in that CLO vehicle could be affected adversely, which, in turn, could adversely affect the Fund’s performance. Also, the Fund may invest a substantial portion of its assets in companies in related sectors that may share common characteristics, are often subject to similar business risks and regulatory burdens and whose securities may react similarly to the types of events and factors described above, which will subject the Fund to greater risk. The Fund also will be subject to focused investment risk to the extent that it invests a substantial portion of its assets in a particular country or geographic region.

Repurchase offers risk – The Fund is an “interval fund” and, in order to provide liquidity to shareholders, the Fund, subject to applicable law, conducts quarterly repurchase offers of the Fund’s outstanding shares at NAV subject to approval of the Board. In all cases such repurchases will be for at least 5% and not more than 25%, and are currently expected to be for 5%, of its outstanding shares at NAV, pursuant to Rule 23c-3 under the 1940 Act. The Fund believes that these repurchase offers are generally beneficial to the Fund’s shareholders, and repurchases generally will be funded from available cash, borrowings or sales of portfolio securities. However, repurchase offers and the need to Fund repurchase obligations may affect the ability of the Fund to be fully invested or force the Fund to maintain a higher percentage of its assets in liquid investments, which may harm the Fund’s investment performance. Moreover, diminution in the size of the Fund through repurchases may result in untimely sales of portfolio securities (with associated imputed transaction costs, which may be significant), and may limit the ability of the Fund to participate in new investment opportunities or to achieve its investment objective. If the Fund employed investment leverage, repurchases of shares would compound the adverse effects of leverage in a declining market. In addition, if the Fund borrows money to finance repurchases, interest on that borrowing will negatively affect shareholders who do not tender their shares by increasing Fund expenses and reducing any net investment income. If a repurchase offer is oversubscribed, the Fund will repurchase the shares tendered on a pro rata basis, and shareholders will have to wait until the next repurchase offer to make another repurchase request. As a result, shareholders may be unable to liquidate all or a given percentage of their Some shareholders, in anticipation of proration, may tender more shares than they wish to have repurchased in a particular quarter, thereby increasing the likelihood that proration will occur. A shareholder may be subject to market and other risks, and the NAV of shares tendered in a repurchase offer may decline between the repurchase request deadline and the date on which the NAV for tendered shares is determined. In addition, the repurchase of shares by the Fund may be a taxable event to shareholders.

Borrowing risk – The Fund may borrow to meet repurchase requests or for investment purposes (i.e., to purchase additional portfolio securities). The Fund’s borrowings may be on a secured or unsecured basis and at fixed or variable rates of interest. The Fund’s ability to obtain leverage through borrowings is dependent upon its ability to establish and maintain an appropriate line of credit. The use of leverage, including through borrowings, will increase volatility of the Fund’s investment portfolio and magnify the fund’s investment losses or gains. Borrowing will also cost the fund interest expense and other fees. The cost of borrowing may reduce the Fund’s return. In addition to any more stringent terms imposed by a lender, the 1940 Act requires a closed-end fund to maintain asset coverage of not less than 300% of the value of the outstanding amount of senior securities representing indebtedness (as defined in the 1940 Act) and generally requires a closed-end fund to make provision to prohibit the declaration of any dividend (except a dividend payable in stock of the fund) or distribution on the Fund’s stock or the repurchase of any of the Fund’s stock, unless, at the time of the declaration or repurchase, there is asset coverage of at least 300% after deducting the amount of the dividend, distribution or purchase price, as the case may be. To satisfy 1940 Act requirements in connection with leverage or to meet obligations, the Fund may be required to dispose of portfolio securities when such disposition might not otherwise be desirable. There can be no assurances that the Fund’s use of leverage will be successful.

LIBOR risk – Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate. In July 2017, the Financial Conduct Authority, the United Kingdom’s financial regulatory body, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR, although it is possible that all or a part of this phase out may be delayed. The unavailability and/or discontinuation of LIBOR could have adverse impacts on newly issued financial instruments and existing financial instruments that reference LIBOR. While some instruments may contemplate a scenario in which LIBOR is no longer available by providing for an alternative rate setting methodology, not all instruments may have such provisions and there is uncertainty regarding the effectiveness of any alternative methodology. In

City National Rochdale Strategic Credit Fund | PAGE 24

addition, the unavailability or replacement of LIBOR may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades. The potential effect of the transition away from LIBOR on the Fund or the financial instruments in which the Fund invests cannot yet be determined and may adversely affect the Fund’s performance or net asset value.

Expense risk – Your actual costs of investing in the Fund may be higher than the expenses shown in “Annual Fund Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if overall net assets decrease. Net assets are more likely to decrease and the Fund’s expense ratio is more likely to increase when markets are volatile.

Conflicts of interest – The Adviser, the Sub-Adviser and their respective affiliates are engaged in a variety of businesses and have interests other than those relating to managing the Fund. The broad range of activities and interests of the Adviser, the Sub-Adviser and their respective affiliates gives rise to actual, potential and perceived conflicts of interest that could affect the Fund and its shareholders.

Tax risk – In order to qualify for the favorable tax treatment generally available to regulated investment companies and avoid fund-level taxes, the Fund must distribute substantially all of its income to its shareholders. For U.S. federal income tax purposes, CLO issuers are typically treated as “passive foreign investment companies” (“PFICs”) or “controlled foreign corporations” (“CFCs”). If the Fund makes an equity investment in a PFIC and does not make certain elections, the Fund may be subject to corporate income taxes and an interest charge on certain dividends and capital gains derived from such an investment. In addition, absent certain elections, gains on the sale of a PFIC investment are considered ordinary income regardless of how long the Fund held the investment. A “qualified electing fund election” or a “mark to market election” may ameliorate certain of these adverse tax consequences, but those elections require the Fund to recognize taxable income or gain (which the Fund generally must distribute), whether or not the Fund receives cash distributions from the PFIC in question. If the Fund holds (or is treated as holding) a sufficient portion of the equity interests in a foreign issuer, including a CLO equity tranche issuer, that issuer may be treated as a CFC with respect to the Fund, in which case the Fund will be required to take into account each year, as ordinary income, its share of certain portions of that issuer’s income (which the Fund generally must distribute), whether or not the Fund receives cash distributions from the CFC. In order to meet the distribution requirements and avoid fund-level taxes in light of the Fund’s PFIC and/or CFC investments, the Fund may have to dispose of portfolio securities (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances) to generate cash, or may have to borrow the cash.

In order to qualify as a regulated investment company, at least 90% of the Fund’s gross income each taxable year must consist of certain types of qualifying income. Under proposed Treasury Regulations, income derived by the Fund from a PFIC in respect of which the Fund makes a qualified electing fund election or a CFC would generally constitute qualifying income only to the extent the PFIC or CFC makes timely distributions of that income to the Fund. The Fund’s equity tranche investments in CLOs treated as PFICs or CFCs may generate taxable income in excess of cash distributions from the CLOs to the Fund for a given year; thus, those investments may generate income that is not qualifying income under the proposed Treasury Regulations. The Fund might generate more non-qualifying income than anticipated, might not be able to generate qualifying income in a particular taxable year at levels sufficient to meet the qualifying income test, or might not be able to determine the percentage of qualifying income it has derived for a taxable year until after year-end. The Fund may determine not to make an investment that it otherwise would have made, or may dispose of an investment it otherwise would have retained (potentially resulting in the recognition of taxable gain or loss, and potentially under disadvantageous circumstances), in an effort to meet the qualifying income test.

If the Fund were to fail to qualify for treatment as a regulated investment company as a result of the failure to meet either the distribution requirements or the qualifying income requirement, the Fund would generally be subject to entity-level tax in the same manner as an ordinary corporation, and distributions to its shareholders generally would not be deductible by the Fund in computing its taxable income. Under certain circumstances, the Fund may be able to cure a failure to meet the qualifying income test if such failure was due to reasonable cause and not willful neglect, but in order to do so the Fund may incur a significant penalty tax that would reduce (and potentially could eliminate) the Fund’s returns. Even if the Fund meets its minimum distribution requirements, its undistributed income and gains will generally be subject to entity-level tax, which will reduce the Fund’s returns.

9.	NEW ACCOUNTING PRONOUNCEMENT

In August 2018, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosure requirements for fair value measurements. The ASU is effective for annual periods beginning after December 15, 2019, and interim periods

City National Rochdale Strategic Credit Fund | PAGE 25

notes to financial statements
November 30, 2020 (unaudited)

within those annual periods. The Fund early adopted this guidance as of November 1, 2019. The adoption of this guidance did not have a material impact on the financial statements.

10.	SUBSEQUENT EVENTS

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of November 30, 2020, and no issues were noted to disclose.

City National Rochdale Strategic Credit Fund | PAGE 26

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of the Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in the Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (June 1, 2020 to November 30, 2020).

The table below illustrates the Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that the Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for the Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare the Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess the Fund’s comparative cost by comparing the hypothetical result for the Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT the Fund’s actual return – the account values shown do not apply to your specific investment.

	Beginning Account Value 6/1/2020	Ending Account Value 11/30/2020	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Strategic Credit Fund
Actual Fund Return
Class I	$ 1,000.00	$ 1,228.60	1.95%	$ 10.89

Hypothetical 5% Return
Class I	$ 1,000.00	$ 1,015.29	1.95%	$ 9.85

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

City National Rochdale Strategic Credit Fund | PAGE 27

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City National Rochdale Strategic Credit Fund | PAGE 28

THANK YOU

for your investment with the City National Rochdale Strategic Credit Fund. We value the trust you have placed in us to help you achieve your financial goals.

For more information on the City National Rochdale Strategic Credit Fund, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale
INVESTMENT MANAGEMENT

CNR-SAR-007-0200

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

(a) Not applicable for semi-annual report.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Items 13.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Strategic Credit Fund

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer

Date: February 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President and Chief Executive Officer

Date: February 4, 2021

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors, Treasurer

Date: February 4, 2021